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                                                                    Exhibit 99.1

                 CENDANT EXECUTIVES CERTIFY FINANCIAL STATEMENTS

NEW YORK, NY, AUGUST 14, 2002 - Cendant Corporation (NYSE: CD) today announced that its Chairman and Chief Executive Officer, Henry R. Silverman, and its Chief Financial Officer, Kevin M. Sheehan, have executed and filed the statements required by the U.S. Securities and Exchange Commission (SEC) and the new Sarbanes - Oxley Act.

Sworn statements signed by Mr. Silverman and Mr. Sheehan certify Cendant's 2001 Annual Report on Form 10-K, its quarterly reports on Form 10-Q for the first and second quarters of 2002, its Form 10-K/A filed today and the other reports covered by the SEC order. Messrs. Silverman and Sheehan have also signed the certifications under the Sarbanes - Oxley Act to certify Cendant's second quarter 2002 Form 10-Q and its Form 10-K/A.

The Company stated that its CEO and CFO have conducted an extensive review of the filings it has made, the controls it has in place and the strength of its financial reporting systems. The CEO, CFO and other members of management discussed this review with the Company's Audit Committee and representatives of the Company's auditors, Deloitte & Touche, LLP.

The Form 10-K/A for 2001 filed today reflects the classification of National Car Parks (NCP), which Cendant sold in May 2002, as a discontinued operation. The Form 10-K/A also includes certain changes from the Company's initial Form 10-K filed in April 2002 in response to comments received from the SEC as a result of the SEC's previously announced policy to review the 2001 Form 10-K's of all Fortune 500 companies. Other than the effect of reclassifying NCP as a discontinued operation, there were no changes to the financial results as previously reported.

In addition to various disclosures requested by the SEC Division of Corporation Finance, and made by the Company in the Form 10-K/A, on August 2, 2002 the Company responded to the SEC's initial comments and furnished additional information to the staff of the SEC. The SEC has indicated that it is in the process of reviewing and evaluating the Company's responses and has requested additional information and/or clarification with respect to certain accounting and disclosure matters, including transactions with affiliates. At this time the SEC has not requested any material modification to the Company's Form 10-K/A or Form 10-Q's. The Company believes that the accounting and disclosure in its filed reports is appropriate.

The Company also noted that, after reviewing all of the SEC comments, Deloitte & Touche, LLP, has reissued its opinion on the Company's 2001 financial statements contained in the Form 10-K/A filing, affirming its view that the Company's financial statements are in compliance with all applicable GAAP and SEC requirements.

The Company has made available on its website, at www.cendant.com, a marked version of its Form 10-K/A which denotes the modifications from the original Form 10-K, as filed.
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Cendant Corporation is primarily a provider of travel and residential real estate services. With approximately 70,000 employees, New York City-based Cendant provides these services to businesses and consumers in over 100 countries.

More information about Cendant, its companies, brands and current SEC filings may be obtained by visiting the Company's Web site at www.cendant.com or by calling 877-4-INFOCD (877-446-3623).

THIS PRESS RELEASE INCLUDES CERTAIN "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THESE STATEMENTS ARE BASED ON MANAGEMENT'S CURRENT EXPECTATIONS AND ARE SUBJECT TO UNCERTAINTY AND CHANGES IN CIRCUMSTANCES. THESE STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND ARE SUBJECT TO KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS WHICH MAY CAUSE THE ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS OF THE COMPANY TO BE MATERIALLY DIFFERENT FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THESE EXPECTATIONS DUE TO (I) THE OUTCOME OF THE SEC'S REVIEW OF THE COMPANY'S FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2001 AND (II) CHANGES IN GLOBAL ECONOMIC, BUSINESS, COMPETITIVE, MARKET AND REGULATORY FACTORS. ADDITIONAL FACTORS AND ASSUMPTIONS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THESE FORWARD-LOOKING STATEMENTS ARE SPECIFIED IN THE COMPANY'S FORM 10-K/A FOR THE YEAR ENDED DECEMBER 31, 2001, AND IN THE COMPANY'S FORM 10-Q FOR THE QUARTER ENDED JUNE 30, 2002. THE CAUTIONARY STATEMENTS CONTAINED OR REFERRED TO IN THIS RELEASE SHOULD BE CONSIDERED IN CONNECTION WITH ANY SUBSEQUENT WRITTEN OR ORAL FORWARD-LOOKING STATEMENTS AND ACCOMPANYING CAUTIONARY LANGUAGE THAT THE COMPANY OR AUTHORIZED PERSONS ACTING ON ITS BEHALF MAY DISSEMINATE. THE COMPANY DISCLAIMS ANY INTENT OR OBLIGATION TO UPDATE ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF CHANGES IN ITS PLANS, INTENTIONS OR EXPECTATIONS, NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.


MEDIA CONTACT:                            INVESTOR CONTACTS:
Elliot Bloom                              Sam Levenson
212-413-1832                               212-413-1834
                                          Henry A. Diamond
                                           212-413-1920

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